UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas	77056-5306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 989-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 14, 2011, Southern Union Company (the “Company”) entered into Amendment No. 1 (the “Merger Amendment”) to that certain Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011 (the “Second Amended Merger Agreement”), by and among the Company, Energy Transfer Equity, L.P. (“ETE”) and Sigma Acquisition Corporation ("Merger Sub").  The Merger Amendment, among other things, describes with more specificity the cooperation that the Company and certain of its subsidiaries have agreed to provide to ETE’s affiliate, Energy Transfer Partners, L.P. (“ETP”), in connection with certain financing activities of ETP relating to the Citrus Merger (as defined below), including with respect to a guarantee of certain indebtedness to be incurred by ETP.  The Citrus Merger is anticipated to occur immediately prior to the effective time of Merger Sub's merger  with and into the Company (the “Merger”). Upon ETE’s request, the Company has agreed to cause to be prepared and filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 to register the Guaranty (as defined below) by PEPL Holdings, LLC, a newly formed indirect subsidiary of the Company (“PEPL Holdings”), in connection with ETP’s proposed financing for the Citrus Merger.  The filing and effectiveness of such registration statement is not a condition to consummation of the Merger.

The foregoing description of the Merger Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Amendment, which is included as Exhibit 2.1 hereto and incorporated herein by reference.  See the Company’s Current Report on Form 8-K filed on July 20, 2011 for a more detailed summary of the Second Amended Merger Agreement.

The Citrus Merger Amendment (as defined below), which is filed as Exhibit 10.1 hereto, and the summary thereof below, are hereby incorporated in this Item 1.01 by reference.

Item 8.01. Other Events.

In connection with the Merger, on September 14, 2011, ETE and ETP entered into Amendment No. 1 (the “Citrus Merger Amendment”) to that certain Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011 (the “Citrus Merger Agreement,” a copy of which is attached as Exhibit B to the Second Amended Merger Agreement).  As previously reported, immediately prior to the effective time of the Merger, ETE will assign and the Company will assume the benefits and obligations of ETE under the Citrus Merger Agreement and, if the conditions to closing of the Second Amended Merger Agreement have been satisfied or will be satisfied upon closing, cause the merger of Citrus ETP Acquisition, L.L.C. with and into CrossCountry Energy, LLC, which indirectly holds a 50% interest in Citrus Corp., which in turn owns 100% of Florida Gas Transmission Company, LLC (the “Citrus Merger”).  The consummation of the Citrus Merger is not a condition to consummation of the Merger.

The Citrus Merger Amendment provides, among other things, that, immediately prior to the effective time of the Merger (i) the Company will contribute all of its ownership interests in Panhandle Eastern Pipe Line Company, LP and its subsidiaries to PEPL Holdings; and (ii) PEPL Holdings will guarantee (the “Guaranty”) certain indebtedness to be incurred by ETP related to the Citrus Merger.

The foregoing description of the Citrus Merger Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Citrus Merger Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.  See the Company’s Current Report on Form 8-K filed on July 20, 2011 for a more detailed summary of the Citrus Merger Agreement and the Citrus Merger.

Notice to Investors

In connection with the Merger, the Company will prepare a proxy statement to be filed with the SEC.  When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Southern Union Company, Attn:  Corporate Secretary, 5444 Westheimer Road, Houston, TX 77056, telephone: (713) 989-2000, or from the Company’s website at http://www.sug.com.

The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2010 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the Merger when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may be, in some cases, different than the interests of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.  Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2010 annual meeting of stockholders.

Statement on Cautionary Factors

Certain statements made in this report that reflect management’s expectations regarding future events are forward-looking in nature and, accordingly, are subject to risks and uncertainties.  These forward-looking statements include references to our announced transaction with ETE.  Forward-looking statements are only predictions and are not guarantees of performance.  These statements are based on beliefs and assumptions of management, which in turn are based on currently available information.  The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement.  Many of these factors are beyond our ability to control or predict.  Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to, uncertainties as to the timing of the Merger; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; and other risks and uncertainties discussed in documents filed with the SEC by the Company and the proxy statement to be filed by the Company. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements.  Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  We do not undertake any responsibility to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations, except as expressly required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1 10.1
Amendment No. 1, dated as of September 14, 2011, to the Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and among Southern Union Company, Energy Transfer Equity, L.P. and Sigma Acquisition Corporation

Amendment No. 1, dated as of September 14, 2011, to the Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY

September 15, 2011                                                                                                                                                                                                                                           By: /s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President, Assistant General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1 10.1
Amendment No. 1, dated as of September 14, 2011, to the Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and among Southern Union Company, Energy Transfer Equity, L.P. and Sigma Acquisition Corporation

Amendment No. 1, dated as of September 14, 2011, to the Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

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